                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

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Subject line: Gartmore Funds Shareholder-Your vote counts!
From: John Grady, president and chief executive officer, Gartmore Funds

Copy:

As you know, the Gartmore  Mutual Funds and Gartmore  Variable  Insurance  Trust
(the "Funds")  shareholder  meeting to approve the proposals in connection  with the  sale  of NWD  Investments  to  Nationwide  Financial  Services  is  quickly approaching.

If you have already voted, we thank you for your participation.

If you have not yet voted,  please  carefully  read each  proposal and cast your ballot(s) immediately.  Every vote counts. Voting may be conducted in any of the following three ways.  Please have your control number,  which is located on the proxy card, available:

o Vote by speaking to a proxy voting specialist:  Dial toll-free,  877-333-2303, and a representative from ADP will assist you with voting your shares and answer
any   of   your   proxy-related   questions.   Representatives   are   available
Monday-Friday, 9 a.m. to 9 p.m. (EDT) and Saturday, 10 a.m. to 6 p.m. (EDT).

o Vote by  touch-tone  telephone:  Dial the toll-free  touch-tone  voting number listed on your proxy card,  enter the control number printed on your proxy card, and follow the simple instructions.  Telephone voting is available toll-free, 24 hours a day, 7 days a week. If you have  received more than one proxy card,  you can vote each card  during  the same  call;  each card has a  different  control number.  If you have lost your  proxy  card,  contact  the Funds'  Proxy  Client
Service Center: 877-333-2303.

o Vote via the Internet:  Go to the website listed on your proxy card, enter the control number  printed on your proxy card, and follow the simple  instructions.
If you have  received  more than one proxy  card,  you can vote each card on the website;  each card has a different  control number. If you have lost your proxy card, contact the Funds' Proxy Client Service Center: 877-333-2303.

All  proxy-related  questions may be answered by calling the Funds' Proxy Client
Service  Center:   877-333-2303.   If  you  would  like  additional  information
pertaining to your Gartmore Funds, visit www.nwdfunds.com.

YOUR VOTE IS IMPORTANT SO PLEASE VOTE YOUR SHARES TODAY!

/s/John H. Grady
John H.Grady
President/CEO
Gartmore Funds